Fees Summary	Aug. 08, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 11,104.06
Total Fee Amount	11,104.06
Total Transaction Valuation	72,528,143.00
Total Offset Amount	0.00
Net Fee	$ 0.00